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                                                                    Exhibit 23.1
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Daniel P. Irwin and Associates P.C.
Certified Public Accountants                                   (610) 688-0666
                                                           FAX (610) 688-2426
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                                                    687 WEST LANCASTER AVENUE
                                          STRAFFORD-WAYNE, PENNSYLVANIE 19087


May 5, 1997


To The Board of Directors
Apex Waste Services, Inc.
13 Peggy Parkway
Dunmore, Pennsylvania 18512


     We hereby consent to the use of our audit report dated April 30, 1997, relating to the financial statements of Apex Waste Services, Inc., as of and for the three months ended December 31, 1996 and Waste Management of Pennsylvania, Inc., Northeast Pennsylvania Division, for the nine months ended September 30, 1996, our compilation report dated April 21, 1997, relating to the financial statements of Waste Management of Pennsylvania, Inc., Northeast Pennsylvania Division, as of June 30, 1996 and the twelve months then ended, and our compilation report dated April 22, 1997, relating to the financial statements of Apex Waste Services, Inc. and Waste Management of Pennsylvania, Inc., Northeast Pennsylvania Division, as of March 31, 1997 and the nine month period ended March 31, 1997, all of which are contained in the current report on Form 8-K/A of Eastern Environmental Services, Inc., dated March 31, 1997. Additionally, we also consent to the incorporation by reference of the above mentioned reports in the Registration Statement on Form S-8 (Registration No. 33-25155, filed on October 24, 1988), the Registration Statement on Form S-8 (Post-Effective Amendment No. 2 to Registration No. 33-21251, filed on May 4, 1990), the Registration Statement on Form S-8 (Registration No. 33-37374, filed on October 18, 1990), the Registration Statement on Form S-8 (Registration No. 33-45250, filed on January 27, 1992), and the Registration Statement on Form S-3 (Registration No. 333-00283, filed on February 14, 1996) of Eastern Environmental Services, Inc.



/s/ DANIEL P. IRWIN AND ASSOCIATES P.C.
Strafford-Wayne, Pennsylvania